WASATCH PHARMACEUTICAL, INC.
 714 East 7200 South, Midvale, Utah 84047 Phone 801-566-9688 - Fax 801-566-9680

The following is a copy of a board resolution that was approved by the Board of Directors of Wasatch Pharmaceutical, Inc. on March 8, 1997:

     RESOLVED, that the board approves the issuance of 2.2 million shares of stock valued at $.25 per share in return for a non recourse promissionary note signed by each individual in an amount equal to the number of shares times $.25:

                  Gary v. Heesch                              500,000
                  David K. Giles                              500,000
                  Craig Heesch                                200,000
                  Robert Arbon                                200,000
                  Jack Brotherson                             200,000
                  Ronald Hollberg                             200,000
                  Cecil Wall                                  200,000
                  Dan Roberts                                 200,000


   /s/ David K. Giles                                  May 15, 1997
   ------------------------------------             -------------------
   David K. Giles, Corporate Secretary                     DATE


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